BASIS OF PRESENTATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES	12 Months Ended
Jun. 30, 2015
SUMMARY OF SIGNIFICANT POLICIES [Abstract]
BASIS OF PRESENTATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
Note 1 – Basis of Presentation and SUMMARY OF Significant Accounting Policies

Description of BUSINESS

Mariposa Health Inc., (“Mariposa US” or the “Company”) was incorporated under the laws of the State of Delaware on June 23, 2014 with the intention to serve as a vehicle to effect an asset acquisition, merger, exchange of capital stock or other business combination with a domestic or foreign business. On December 8, 2014, our sole officer and director, Richard Chiang, entered into a Share Purchase Agreement pursuant to which he sold 10,000,000 shares of our common stock that he owned to Expert Capital Investments Limited for an aggregate purchase price of $40,000. These shares represented 100% of our issued and outstanding common stock. Effective upon the closing date of the Share Purchase Agreement, Expert Capital Investments Limited became our sole stockholder. On March 5, 2015, we filed an Amended and Restated Certificate of Incorporation under which we changed our name to Mariposa Health, Inc. and effected a 1:5 reverse split to reduce our outstanding shares of common stock from 10,000,000 shares to 2,000,000 shares and to authorize a classified Board of Directors. Under a classified Board of Directors, directors serve staggered, three-year terms. Approximately one-third of our board of directors will be elected each year.

On June 17, 2015, Mariposa US entered into the Purchase Agreement with Mariposa Health Pty Limited (“Mariposa Australia”). Pursuant to the Purchase Agreement, at closing, stockholders of Mariposa Australia received one share of Mariposa US’s common stock for each issued and outstanding share of Mariposa Australia’s common stock. As a result, at closing Mariposa US issued 7,561,211 shares of its common stock to the stockholders of Mariposa Australia and reserved 438,789 additional shares of its common stock or a total of 8,000,000 shares of its common stock should holders of warrants issued by Mariposa Australia to certain lenders exercise their rights to acquire up to 438,789 shares of Mariposa US shares of common stock, representing 80% of Mariposa US’s outstanding common stock or 10,000,000 shares of common stock on a fully diluted basis following the Purchase.

Immediately following the execution of the Purchase Agreement the Company, appointed Dr. Phillip Comans, Kevin Lynn and Margaret Bridges as directors, effective at the effective time of the Purchase.

Upon closing of the transaction, under the Purchase Agreement, Mariposa Australia became the surviving corporation, and wholly-owned subsidiary of Mariposa US. The transaction was accounted for as a reverse merger, and the historical financial information is that of Mariposa Australia.

Mariposa Australia is an Australian pharmaceutical R&D company with two projects in mid-Phase II clinical development to treat COPD and asthma and TA-270 an oral anti-inflammatory and anti-oxidant drug, and HI-1640V, a product to address chronic obstructive pulmonary disease ("COPD"), including bronchitis and emphysema.

On June 7, 2015 Mariposa Australia entered into an Exclusive License Agreement (the "License Agreement") with Shanxi Kangbao Biological Product Co., Ltd. ("Shanxi") under which the Company granted to Shanxi an exclusive license to manufacture, trial, produce, make, use, distribute, offer for sell, import and export, market, sell, hire out, lease, supply, or otherwise dispose of the oral vaccine HI-164/HI-164OV product in China, Taiwan, Macao and Hong Kong in return for (i) milestone payments of up to AUD$8,291,819 (USD$6,440,498), and (ii) potentially significant royalties based upon net sales of our oral vaccine HI-164/HI-164OV product in China, Taiwan, Macao and Hong Kong.

Mariposa Health Inc., strategy is to expedite clinical development, regulatory approval, and commercialization of our COPD product candidates. Phase 2 clinical data was generated for the oral vaccine to non-typeable H. Influenzae, HI-164OV and an oral treatment (tablet dose form), TA-270, We plan to begin a Phase II trials for HI-164OV and TA-270 at the earliest time depending on the time of obtaining sufficient funding. We plan to assess new dose forms, in particular of TA-270, with the intent to optimize the product and patent offerings. Trials and product development may be conducted in the United States, the European Union ("EU") or Australia depending on clinical and regulatory conditions, and our capacity to engage personnel and contractors. We believe data from these trials and research activities, if positive, may lead to U.S., EU or Australian regulatory approval for the treatment of COPD after completing Phase 3 trials. If successful in Phase II clinical trials, we plan to partner TA-270 and HI-164OV product candidates with a large pharmaceutical company or biotechnology company to undertake Phase III clinical trials and to gain regulatory approvals in the United States and elsewhere. Alternatively, if funding is available on suitable terms the commercial strategy could involve our undertaking Phase III clinical trials before partnering. The Company expects that data from clinical trials, whether conducted in the United States, EU or Australia, will form part of the regulatory package for each of these territories.

The Company’s operational model is to minimize overhead costs by having a small product development staff to manage third parties in the development process. To reduce financial risk and financing requirements, the Company is directing their resources to the preclinical and early clinical phases of development. The Company plans to co-develop with or to license to marketing partners our therapeutic product candidates where the size of the necessary clinical studies and the cost associated with the later clinical development phases are significant. By forming strategic alliances with pharmaceutical and/or biotech companies, the Company believes that their technology can be more rapidly developed and successfully introduced into the marketplace.

The Company believes there is a significant opportunity for an existing pharmaceutical company that is already supplying drugs to address COPD to add additional treatment therapies or to complement their existing drugs by adding their products to their range of products to be able to validate the compound through Phase II trials.

Patents and Trademarks

Product	Patent family	Purpose	Status	Expiry

TA-270	1	Substance certain indications	Granted in US, EU	10/2016

	2	Substance production	Granted in US, EU	9/2019

	3	Improved substance	Granted in US, EU	6/2022

	4	Indication: COPD	Granted	12/2025

MH-003		Indication: Respiratory sleep disturbances	International phase	10/2029

HI-164	1	Isolate selection	Granted in US, EU	8/2025

	2	Probiotic additive	Granted in US, EU	5/2021

	3	Indication: asthma	Pending in US, EU	3/2028

	4	Commercial isolates	Pending in US, EU	9/2029

Critical Accounting Policies

The preparation of consolidated financial statements include the accounts of the Company and its wholly owned subsidiary in conformity with generally accepted accounting principles (‘GAAP’) in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. The Company relies on historical experience and on other assumptions we to be reasonable under the circumstances in making our judgment and estimates. Actual results could differ from those estimates. The Company considers their critical accounting policies to be those that are complex and those that require significant judgments and estimates, including the following: recognition of revenue, capitalization of development costs, foreign currency translation and income taxes.

Principles of Consolidation

The Company presents its financial statements in accordance with GAAP. The consolidated financial statements include the accounts of the Company and its wholly owned subsidiary, Mariposa Australia. All significant intercompany transactions and balances have been eliminated upon consolidation.

Use of Estimates

The preparation of the accompanying consolidated financial statements in conformity with GAAP requires Management of the Company to make estimates and assumptions about future events. These estimates and the underlying assumptions affect the amount of assets and liabilities reported, disclosures about contingent assets and liabilities, and reported amounts of revenues and expenses. The estimates that are particularly significant to the financial statements include estimates of the Company’s future cash flows in relation to impairment of long-lived assets, amortization of patents and trademarks, foreign currency valuation, and fair values of assets and liabilities. As fair value is a market-based measurement, it is determined based on the assumptions that market participants would use. These estimates and assumptions are based on Management’s best estimates and judgment. Management evaluates its estimates and assumptions on an ongoing basis using historical experience and other factors, including the current economic environment, which Management believes to be reasonable under the circumstances. Such estimates and assumptions are adjusted when facts and circumstances dictate. Actual results could differ from these estimates.

Foreign Currency Translation and Comprehensive Income (Loss)

The Company’s functional is the Australian dollar and its reporting currency is the United States dollar. Transactions denominated in the functional currency are converted into United States dollars using the current rate method as noted under Accounting Standard Codification (“ASC”) 830. Under this standard all assets and liabilities are re-valued into the reporting currency at each balance sheet date using the exchange rate in effect at the balance sheet date, with any resulting exchange gains or losses being credited or charged to accumulated other comprehensive income (loss). All revenues, expenses, gains and losses are converted from the functional currency to the reporting currency using weighted-average exchange rates for the periods presented. The foreign currency exchange gain or loss translation is recognized in the consolidated statement of operations.

The resulting translation adjustments are reported under accumulated other comprehensive income as a component of stockholders’ deficit.

Revenue Recognition

Revenue will be recognized when persuasive evidence of an arrangement exists, delivery has occurred, the fee is fixed or determinable, and collectability is probable. Revenue generally is recognized net of allowances for returns and any taxes collected from customers and subsequently remitted to governmental authorities.

Cost of Sales

Cost of sales will consist primarily of inventory costs, as well as warehousing costs (including the cost of warehouse labor), third party royalties and research, design and development costs.

Cash and Cash Equivalents

For purposes of the consolidated statements of cash flows, the Company considers all highly liquid short-term investments with original maturities of three months or less to be cash equivalents.

Intangible Assets

The Company evaluates long-lived assets for impairment whenever events or changes in circumstances indicate the carrying value of an asset group may not be recoverable. The Company assesses the fair value of the assets based on the amount of the undiscounted future cash flow that the assets are expected to generate and recognizes an impairment loss when estimated undiscounted future cash flow expected to result from the use of the asset, plus net proceeds expected from disposition of the asset, if any, are less than the carrying value of the asset. When an impairment is identified, the Company reduces the carrying value of the group of assets to comparable market values, when available and appropriate, or to its estimated fair value based on a discounted cash flow approach, with the corresponding impairment loss reflected in the consolidated statement of operations.

Intangible assets, such as purchased technology, are generally recorded in connection with a business or an asset acquisition. The value assigned to intangible assets is usually based on estimates and judgments regarding expectations for the success and life cycle of products and technology acquired. The Company evaluates the useful lives of its intangible assets each reporting period to determine whether events and circumstances require revising the remaining period of amortization. In addition, the Company reviews intangible assets for impairment when events or changes in circumstances indicate their carrying value may not be recoverable. Management considers such indicators as significant differences in actual product acceptance from the estimates, changes in the competitive and economic environment, technological advances, and changes in cost structure. In the second quarter of fiscal year 2015, the Company performed an impairment analysis on the carrying value of its intangible assets and determined that there was no impairment.

Goodwill and indefinite-lived assets are not amortized, but are reviewed for impairment annually at the end of each fiscal year and whenever events or changes in circumstances indicate that the carrying value of an asset may not be recoverable. Purchased technology and other intangible assets, such as patents, are presented at cost, net of accumulated amortization, and are amortized over their estimated useful lives of 1 to 15 years using the straight-line method.

Patents and trademarks are recognised at cost of acquisition only when it is probable that the products they relate to will generate future economic benefits, and the cost of the patent can be reassured reliably. Patents and trademarks that are recognized at cost, have a finite life and are carried at cost less any accumulated amortisation and any impairment losses. Patents and trademarks are amortised over their useful life.

Research and development

Research expenditures are recognized as an expense as those costs are incurred. Costs incurred on development projects (relating to the design and testing of new or improved products) are recognized as an expense as those costs are incurred, up through the date that the project will achieve technological feasibility, be completed and generate future economic benefits and its costs can be measured reliably. At that time, the costs will be capitalized and reflected as an intangible asset.

Fair Value of Financial Instruments

For certain types of the Company’s financial instruments, including cash and equivalents, restricted cash, accounts receivable, accounts payable, accrued liabilities and short-term debt, the carrying amounts approximate their fair values due to their short maturities. ASC Topic 820, “Fair Value Measurements and Disclosures,” requires disclosure of the fair value of financial instruments held by the Company. ASC Topic 825, “Financial Instruments,” defines fair value, and establishes a three-level valuation hierarchy for disclosures of fair value measurement that enhances disclosure requirements for fair value measures. The carrying amounts reported in the consolidated balance sheets for receivables and current liabilities each qualify as financial instruments and are a reasonable estimate of their fair values because of the short period of time between the origination of such instruments and their expected realization and their current market rate of interest. The three levels of valuation hierarchy are defined as follows:

Level 1 inputs to the valuation methodology are quoted prices for identical assets or liabilities in active markets.

Level 2 inputs to the valuation methodology include quoted prices for similar assets and liabilities in active markets, and inputs that are observable for the asset or liability, either directly or indirectly, for substantially the full term of the financial instrument.

Level 3 inputs to the valuation methodology are unobservable and significant to the fair value measurement.

The Company analyzes all financial instruments with features of both liabilities and equity under ASC 480, “Distinguishing Liabilities from Equity,” and ASC 815.

The following table presents assets that are measured at fair value on a recurring basis at June 30, 2015 and June 30, 2014:

June 30, 2015	Total	Level 1	Level 2	Level 3

Liabilities
Convertible note payable	$358,366	$-	$358,366	$-
Total	$358,366	$-	$358,366	$-

June 30, 2014	Total	Level 1	Level 2	Level 3

Liabilities
Convertible note payable	$-	$-	$-	$-
Total	$-	$-	$-	$-

The availability of observable market data is monitored to assess the appropriate classification of financial instruments within the fair value hierarchy. Changes in economic conditions or model-based valuation techniques may require the transfer of financial instruments from one fair value level to another. In such instances, the transfer is reported at the beginning of the reporting period. The Company evaluated the significance of transfers between levels based upon the nature of the financial instrument and size of the transfer relative to total net assets available for benefits. There were no transfers between Level 1, Level 2, or Level 3 for the periods ended June 30, 2015 and June 30, 2014.

Income Taxes

Current income tax expense is the amount of income taxes expected to be payable for the current year. A deferred income tax liability or asset is established for the expected future tax consequences resulting from the differences in financial reporting and tax bases of assets and liabilities. A valuation allowance is provided if it is more likely than not that some or all of the deferred tax assets will not be realized. In addition to valuation allowances, the Company provides for uncertain tax positions when such tax positions do not meet the recognition thresholds or measurement standards prescribed by the authoritative guidance on income taxes. Amounts for uncertain tax positions are adjusted in periods when new information becomes available or when positions are effectively settled. The Company recognizes accrued interest and penalties related to uncertain tax positions as a component of income tax expense.

Earnings Per Share (EPS)

Basic EPS is computed by dividing income (loss) available to common shareholders by the weighted average number of common shares outstanding for the period. Diluted EPS is computed similar to Basic EPS except that the denominator is increased to include the number of additional common shares that would have been outstanding if all the potential common shares in conversion of notes payable, warrants and stock options had been issued and if the additional common shares were dilutive. When the Company has a loss, Diluted EPS is not allowed as the EPS is considered anti-dilutive.

The following table sets for the computation of basic and diluted earnings per share for the fiscal years ended June 30, 2015 and 2014:

	2015	2014
Net Loss	$(1,303,345)	$(781,430)

Weighted average number of shares used in computing basic and diluted net loss per share:

Basic	2,310,735	29,678,947
Diluted	3,059,843	29,678,947

Net loss per share
Basic and Diluted:
Basic	$(0.564)	$(0.026)
Diluted	$(0.564)	$(0.026)

The effect of the shares and warrant conversions related to the long-term debt (Note 6) has not been taken into consideration as it would be considered anti-dilutive as the Company had a net loss. The Company has reserved 438,789 additional shares of its common stock or a total of 8,000,000 shares of its common stock should holders of warrants issued by Mariposa Australia. In addition, the Company has also issued 240,000 warrants in connection with the promissory note.

Concentration of Credit Risk

Financial instruments that potentially subject the Company to concentrations of credit risk are cash and other receivables arising from its normal business activities. The Company places its cash in what it believes to be credit-worthy financial institutions. The Company has not experienced any losses in such accounts. The Company believes it is not exposed to any significant credit risk on its cash.

Contingencies

Certain conditions may exist as of the date the consolidated financial statements are issued, which may result in a loss to the Company but which will only be resolved when one or more future events occur or fail to occur. The Company’s management and legal counsel assess such contingent liabilities, and such assessment inherently involves judgment. In assessing loss contingencies related to legal proceedings that are pending against the Company or unasserted claims that may result in such proceedings, the Company’s legal counsel evaluates the perceived merits of any legal proceedings or unasserted claims as well as the perceived merits of the amount of relief sought or expected to be sought.

If the assessment of a contingency indicates it is probable that a material loss has been incurred and the amount of the liability can be estimated, then the estimated liability would be accrued in the Company’s financial statements. If the assessment indicates that a potential material loss contingency is not probable but is reasonably possible, or is probable but cannot be estimated, then the nature of the contingent liability, together with an estimate of the range of possible loss if determinable and material would be disclosed. Loss contingencies considered to be remote by management are generally not disclosed unless they involve guarantees, in which case the guarantee would be disclosed.

There are no such contingencies noted as of June 30, 2015.

Segment Reporting

Management treats the operation of the Company as one segment being pharmaceutical research and development activities in Australia and Japan.

Going Concern

The consolidated financial statements have been prepared assuming that the Company will continue as a going concern, which assumes the realization of assets and the satisfaction of liabilities in the normal course of business. For the year ended June 30, 2015 and 2014, the Company had a net loss of $1,303,345 and $781,430 and net cash used in operating activities of $701,190 and $319,850.

The Company continues to enact measures to address liquidity, working capital and operating concerns including issuance of capital stock for cash, and repayment of loans, fees and expenses as well as executing new debt financing arrangements, as further described in Note 9 to the consolidated financial statements.

The ability of the Company to continue as a going concern is therefore dependent on the continued forbearance of its creditors and the ability of the Directors to raise additional capital. The Company is confident that creditors will continue to provide extended credit and that they will be able to successfully complete further capital raising initiatives. Accordingly, the continuation of the Company as a going concern is dependent upon the ability of the Company to be able to obtain the continued forbearance of its creditors and its capital raising initiatives.

The consolidated financial statements do not include any adjustments relating to the recoverability and classification of recorded asset amounts or the amount of or classification of liabilities that might be necessary as a result of this uncertainty.

New Accounting Pronouncements

During August 2014, the FASB issued ASU No. 2014-15, “Presentation of Financial Statements—Going Concern.” The provisions of ASU No. 2014-15 require management to assess an entity’s ability to continue as a going concern by incorporating and expanding upon certain principles that are currently in U.S. auditing standards. Specifically, the amendments (1) provide a definition of the term substantial doubt, (2) require an evaluation every reporting period including interim periods, (3) provide principles for considering the mitigating effect of management’s plans, (4) require certain disclosures when substantial doubt is alleviated as a result of consideration of management’s plans, (5) require an express statement and other disclosures when substantial doubt is not alleviated, and (6) require an assessment for a period of one year after the date that the financial statements are issued (or available to be issued). The amendments in this ASU are effective for the annual period ending after December 15, 2016, and for annual periods and interim periods thereafter. The Company is currently assessing the impact of this ASU on the Company’s consolidated financial statements.

During June 2014, the FASB issued an Accounting Standards Update No. 2014-10, "Development Stage Entities (Topic 915) - Elimination of Certain Financial Reporting Requirements, Including an Amendment to Variable Interest Entities Guidance in Topic 810, Consolidation ("ASU 2014-10")". The objective of ASU 2014-10 is to improve financial reporting by reducing the cost and complexity associated with the incremental reporting requirements for development stage entities. ASU 2014-10 is effective for annual reporting periods beginning after December 15, 2014, and interim periods therein. The Company has elected early implementation, as permitted by the standard, for the year ended June 30, 2015. All development stage language disclosures and amounts have been removed as a result of the adoption of ASU 2014-10.

In November 2014, FASB issued ASU 2014-17, “Business Combinations: Pushdown Accounting”. This ASU amended the Business Combination Accounting Standards Codification to provide guidance on whether and at what threshold an acquired entity that is a business or nonprofit activity can apply pushdown accounting in its separate financial statements. The Company’s adoption of FASB ASU No. 2013-17 effective November 14, 2014 did not have an impact on the Company’s consolidated results of operations, financial position and related disclosures.

There were other updates recently issued, most of which represented technical corrections to the accounting literature or application to specific industries and are not expected to have a material impact on the Company’s financial position, results of operations or cash flows.